SUPPLEMENT TO THE PROSPECTUS

                   CREDIT SUISSE GLOBAL HIGH YIELD FUND, INC.

The following information supersedes certain information in the Fund's Prospectus, dated May 1, 2006.

Effective November 1, 2006, the Credit Suisse Global High Yield Fund, Inc. (the "Fund") will impose a 2.00% redemption fee (short-term trading fee) on all shares currently being offered that are purchased on or after November 1, 2006 and redeemed or exchanged within 30 days from date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is paid to the Fund to offset costs associated with short-term shareholder trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by the shares held longest. The redemption fee also applies to redemptions by shareholders who hold shares through an account with a financial intermediary that invests in the Fund through an omnibus account. It will not apply to shares currently held by shareholders or shares purchased before November 1, 2006, or shares redeemed by shareholders pursuant to automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more. Upon receipt of appropriate documentation, the Fund has the discretion to waive the redemption fee for hardship withdrawals.

The Board of Directors of the Fund approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that result from "market timing" of the Fund's shares. Market timing of large dollar amounts can make it difficult to implement investment strategies because the portfolio managers cannot predict how much cash the Fund will have to invest. The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading.

Dated: October 10, 2006                                      INSTFIX-PRO-16-1006
                                                                        2006-049